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November 30, 2004

U.S. Securities and Exchange Commission	COPY SENT VIA FAX
450 Fifth Street, N.W.
Washington, D.C. 20549-0303

Attn:	Ms. Barbara C. Jacobs Jeffrey Werbitt Tangela Richter Mail Stop 4-6

RE:	The viaLink Company Form S-4 (File No. 333-118735), filed September 1, 2004

Ladies and Gentlemen:

     On behalf of The viaLink Company, a Delaware corporation (the “Company”), we have filed Amendment No. 4 to the Company’s Form S-4 in response to the Staff’s comments to the referenced registration statement. Further to our conversations with the Staff, we are providing the following information to you on behalf of the Company, in order to supplement the responses provided to the Staff previously, with respect to certain ancillary agreements entered into in connection with transactions proposed by the Amended and Restated Agreement and Plan of Merger, dated as of May 25, 2004 (the “Merger Agreement”), by and among the Company, viaLink Acquisition, Inc., a direct, wholly-owned subsidiary of the Company, and Prescient Systems, Inc. (“Prescient”).

     As described in the registration statement, in August 2004, certain shareholders of Prescient who collectively own a majority of Prescient’s outstanding voting stock (the “Signing Shareholders”) entered into a shareholder voting and allocation agreement (the “Allocation Agreement”), by which the Signing Shareholders agreed to vote their shares of Prescient common and preferred stock for the approval and adoption of the merger and the Merger Agreement. The Allocation Agreement further provided for an allocation of the Company’s securities that was negotiated among them in lieu of what was provided upon liquidation under Prescient’s charter documents. The Company estimates that approximately 655 shares of the Series E preferred stock, 46 shares of the Series F preferred stock, 8.2 million shares of the common stock and 864,000 of the shares issuable under the common stock purchase warrants (collectively, the foregoing securities are referred to as the “Signing Shareholders Shares”) will be issued to the Signing Shareholders upon closing of the merger.

November 30, 2004

     The Staff has taken the position that by entering into the Allocation Agreement, the Signing Shareholders have in effect accepted an offer and sale by the Company of the Signing Shareholders Shares to be issued to them in accordance with the Merger Agreement. Assuming for purposes of this correspondence that such an offer and sale occurred upon execution of the Allocation Agreement, the Company believes that those transactions would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company notes that each of the Signing Shareholders has represented itself to be an “accredited investor” for purposes of the Securities Act, and the subject transactions were solely among the Signing Shareholders themselves and the Company, and there was no public advertising or solicitation made. It is also the Company’s understanding that (i) the Signing Shareholders each had access to appropriate financial and operating information regarding the Company, and (ii) the Signing Shareholders are acquiring the Signing Shareholders Shares for investment and not with a view to distribution. In light of those factors, we believe that any transactions deemed to be effected with the Signing Shareholders Shares as a result of the execution of the Allocation Agreement would be exempt from registration pursuant to Section 4(2) of the Securities Act and the regulations thereunder.

     Thank you for your cooperation regarding this matter. Please call me at (214) 922-4156 if you have any other questions or if I may be of any other assistance.

Sincerely,

Lance M. Hardenburg

cc:	Brian Carter Bruce H. Hallett